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                                                              EXHIBIT (15)(d)(1)

                                  SCHEDULE A-2
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST

                              CLASS A SERVICE PLAN

                            EFFECTIVE: MARCH 4, 1998

                         Name of Fund Adopting this Plan
                         -------------------------------
                Eaton Vance Tax-Managed International Growth Fund